UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 14, 2009

INTERNATIONAL ASSETS HOLDING CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23554	59-2921318
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Id. No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, Florida	32701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 741-5300

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished under Item 2.02, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure”. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 14, 2008, the Company issued a news release on the subject of the Company’s results of operations and financial condition for the fiscal quarter and fiscal year ended September 30, 2009, and certain related information regarding the results of operations and financial condition for FCStone Group, Inc. for the fiscal quarter and fiscal year ended August 31, 2009.

The Press Release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document
99.1	Press release dated December 14, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ASSETS HOLDING CORPORATION
Date: December 14, 2009
	By:	/s/ SEAN M. O’CONNOR
Sean M. O’Connor, its Chief Executive Officer

Exhibit Index

Exhibit No.	Description of Document
99.1	Press release dated December 14, 2009